UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ___)

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AMREP CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMREP CORPORATION

(An Oklahoma corporation)

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

September 9, 2021

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Shareholders of AMREP Corporation (the “Company”) will be held at the Fairfield Inn & Suites at 100 Lawrence Road, Broomall, Pennsylvania 19008 on September 9, 2021 at 9:00 A.M. Eastern Time for the following purposes:

(1)            To elect two directors in Class I to hold office until the 2024 annual meeting of shareholders and until their successors are elected and qualified;

(2)            To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement;

(3)            To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2022; and

(4)            To consider and act upon such other business as may properly come before the meeting.

In accordance with the Company’s By-Laws, the Board of Directors has fixed the close of business on July 19, 2021 as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the meeting and any continuation or adjournment thereof. The list of such shareholders will be available for inspection by shareholders during the ten days prior to the meeting at the offices of the Company, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083.

Whether or not you expect to be present at the meeting, please mark, date and sign the enclosed proxy card and return it to the Company in the self-addressed envelope enclosed for that purpose. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

The accompanying proxy statement is dated August 3, 2021, and, together with the enclosed proxy card, is first being mailed to the shareholders of the Company on or about August 3, 2021.

By Order of the Board of Directors

Christopher V. Vitale, President, Chief Executive Officer and Secretary

Dated:	August 3, 2021
Havertown, Pennsylvania

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on September 9, 2021

The Proxy Statement and Annual Report to Shareholders are available at http://www.edocumentview.com/axr.

Upon the written request of any shareholder of the Company, the Company will provide to such shareholder a copy of the Company’s annual report on Form 10-K for the year ended April 30, 2021, including the financial statements, filed with the Securities and Exchange Commission. Any request should be directed to AMREP Corporation, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083, Attention: Corporate Secretary. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company’s reasonable expenses of furnishing exhibits may be charged.

AMREP CORPORATION

850 West Chester Pike, Suite 205

Havertown, Pennsylvania 19083

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be Held at 9:00 A.M. Eastern Time on September 9, 2021

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of AMREP Corporation (the “Company”) for use at the Annual Meeting of Shareholders of the Company to be held on September 9, 2021, and at any continuation or adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at the Fairfield Inn & Suites at 100 Lawrence Road, Broomall, Pennsylvania 19008.

The Annual Report of the Company on Form 10-K for the fiscal year ended April 30, 2021 filed on July 27, 2021 with the Securities and Exchange Commission is included in this mailing but does not constitute a part of the proxy solicitation material. This Proxy Statement and the accompanying Notice of 2021 Annual Meeting of Shareholders and proxy card are first being sent to shareholders on or about August 3, 2021. All references in this Proxy Statement to fiscal 2021 and fiscal 2020 mean the Company’s fiscal years ended April 30, 2021 and 2020.

QUESTIONS AND ANSWERS CONCERNING THE ANNUAL MEETING

What will be voted on at the Annual Meeting?

There are three matters scheduled for a vote:

•	Proposal Number 1: Election of two directors in Class I to hold office until the 2024 annual meeting of shareholders and until their successors are elected and qualified;

•	Proposal Number 2: Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement; and

•	Proposal Number 3: Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•	“For” the election as directors of the two nominees named in this Proxy Statement;

•	“For” the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement; and

•	“For” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record as of the close of business on July 19, 2021, the date fixed by the Board in accordance with the Company’s By-Laws, are entitled to notice of and to vote at the Annual Meeting.

If I have given a proxy, how do I revoke that proxy?

Anyone giving a proxy may revoke it at any time before it is exercised by giving the Secretary of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Annual Meeting and voting.

How will my proxy be voted?

All properly executed, unrevoked proxies in the enclosed form that are received in time will be voted in accordance with the shareholders’ directions and, unless contrary directions are given, will be voted “For” the election as directors of the two nominees named in this Proxy Statement, “For” the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement and “For” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2022 and, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

What if a nominee is unwilling or unable to serve?

This is not expected to occur but, in the event that it does, proxies will be voted for a substitute nominee designated by the Board or, in the discretion of the Board, the position may be left vacant.

What are “broker non-votes”?

Under the rules that govern brokers, if brokers or nominees who hold shares in “street name” on behalf of beneficial owners do not have instructions on how to vote on matters deemed by the New York Stock Exchange to be “non-routine” (which include Proposal Numbers 1 and 2 in this Proxy Statement), a broker non-vote of those shares will occur, which means the shares will not be voted on such matters. If your shares are held in “street name,” you must cast your vote or instruct your nominee or broker to do so if you want your vote to be counted with respect to Proposal Numbers 1 and 2 in this Proxy Statement. Proposal Number 3 relating to the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2022 is a matter on which brokers or nominees who hold shares in “street name” on behalf of beneficial owners who have not been given specific voting instructions are allowed to vote such shares.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes as follows:

•	for Proposal Number 1 (for the election of directors), votes “For” and “Withhold” and broker non-votes;

•	for Proposal Number 2 (approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement), votes “For” and “Against,” abstentions and broker non-votes. Abstentions are treated as shares present and entitled to vote on Proposal Number 2 and, therefore, will have the same effect as a vote “Against” Proposal Number 2;

•	for Proposal Number 3 (ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2022), votes “For” and “Against,” abstentions and broker non-votes. Abstentions are treated as shares present and entitled to vote on Proposal Number 3 and, therefore, will have the same effect as a vote “Against” Proposal Number 3.

Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

How many votes are needed to approve each proposal?

•	With respect to Proposal Number 1 (for the election of directors), the two nominees receiving the highest number of “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote will be elected as directors. This is referred to as a plurality.

•	Proposal Number 2 (approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement) must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote in order to be approved.

•	Proposal Number 3 (ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2022) must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote in order to be approved.

How many shares can be voted at the Annual Meeting?

As of July 19, 2021, the Company had issued and outstanding 7,336,370 shares of common stock, par value $.10 per share (“Common Stock”). Each share of Common Stock is entitled to one vote on matters to come before the Annual Meeting.

How many votes will I be entitled to cast at the Annual Meeting?

You will be entitled to cast one vote for each share of Common Stock you held at the close of business on July 19, 2021, the record date for the Annual Meeting, as shown on the list of shareholders at that date prepared by the Company’s transfer agent for the Common Stock.

What is the deadline for voting?

If you are a shareholder of record and you choose to cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the Annual Meeting in order for your shares to be voted at the Annual Meeting.

If you hold your shares in street name, please comply with the deadline for submitting voting instructions provided by the broker, bank or other nominee that holds your shares.

What is a “quorum?”

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company authorized to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in determining whether a quorum is present at the Annual Meeting. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting. A quorum must be present at the beginning of the Annual Meeting in order to transact business at the Annual Meeting.

Who may attend the Annual Meeting?

All shareholders of the Company who owned shares of record at the close of business on July 19, 2021 may attend the Annual Meeting. If you want to vote in person and you hold Common Stock in street name (i.e., your shares are held in the name of a broker, dealer, custodian bank or other nominee), you must obtain a proxy card issued in your name from the firm that holds your shares and bring that proxy card to the Annual Meeting, together with a copy of a statement from that firm reflecting your share ownership as of the record date, and valid identification. If you hold your shares in street name and want to attend the Annual Meeting but not vote in person, you must bring to the Annual Meeting a copy of a statement from the firm that holds your shares reflecting your share ownership as of the record date and valid identification.

Where can I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission.

COMMON STOCK OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth in the following table is information concerning the beneficial ownership, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of Common Stock by the persons who, to the knowledge of the Company, own beneficially more than 5% of the outstanding shares. The table also sets forth the same information concerning beneficial ownership for each director of the Company, each named executive officer of the Company, and all directors and named executive officers of the Company as a group. Unless otherwise indicated, (i) reported ownership is as of July 19, 2021 and (ii) the Company understands that the beneficial owners have sole voting and investment power with respect to the shares beneficially owned by them. In the case of directors and executive officers, the information below has been provided by such persons at the request of the Company.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Class (%)
Estate of Nicholas G. Karabots, et al	2,096,061	(1)	28.6%
Albert V. Russo (Director), Clifton Russo, Lawrence Russo, Pasha Funding, LLC	1,289,790	(2)	17.5%
Michael Melby, Gate City Capital Management, LLC	602,206	(3)	8.2%
James H. Dahl and Rainey E. Lancaster	519,782	(4)	7.1%
Robert E. Robotti (Director), et al	518,304	(5)	7.1%

Other Directors and Named Executive Officers
Edward B. Cloues, II	32,787	(6)	*
Christopher V. Vitale	86,000	(7)	1.2%
Adrienne M. Uleau	5,500	(8)	*
Directors and Named Executive Officers as a Group (5 persons)	1,932,381		26.2%

*            Indicates less than 1%.

(1)	The information in the table and in this footnote is based solely on Amendment No. 33 filed jointly by these persons on October 27, 2020 to the Schedule 13D filed with the Securities and Exchange Commission on August 4, 1993. The following table sets forth information regarding the beneficial ownership of Common Stock by the Estate of Nicholas G. Karabots, Glendi Publications, Inc. and Kappa Media Group, Inc., each of P.O. Box 736, Fort Washington, PA 19034. Mr. Karabots passed away in February 2021.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned
Estate of Nicholas G. Karabots	2,096,061	(a)
Glendi Publications, Inc.	967,544	(b)
Kappa Media Group, Inc.	1,026,517	(c)

(a)	The Estate of Nicholas G. Karabots has the sole power to vote or direct the vote, and the sole power to dispose or direct the disposition, of such shares, of which 1,994,061 shares are owned indirectly through Glendi Publications, Inc. and Kappa Media Group, Inc.

(b)	The Estate of Nicholas G. Karabots has the sole power to vote or direct the vote, and the sole power to dispose or direct the disposition, of these shares, which are directly owned by Glendi Publications, Inc.

(c)	The Estate of Nicholas G. Karabots has the sole power to vote or direct the vote, and the sole power to dispose or direct the disposition, of these shares, which are directly owned by Kappa Media Group, Inc.

(2)	Other than the number of deferred common share units owned by Mr. Albert V. Russo, the information in the table and in this footnote is based solely on information received from Mr. Albert V. Russo. Albert V. Russo, Clifton Russo, Lawrence Russo and Pasha Funding, LLC, each c/o Albert V. Russo, 401 Broadway, New York, NY 10013, have reported that they share voting power as to 1,273,867 shares and that each of them has sole dispositive power as to the following numbers of such shares: Albert V. Russo – 821,068; Clifton Russo – 237,617; Lawrence Russo – 181,442; and Pasha Funding, LLC – 33,740. Each of Albert V. Russo, Clifton Russo and Lawrence Russo owns one-third of the membership interests of Pasha Funding, LLC. Mr. Albert V. Russo also owns 15,923 deferred common share units, where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow Mr. Albert V. Russo’s termination of service as a director of the Company.

(3)	The information in the table and this footnote is based solely on information received from Michael Melby and Gate City Capital Management, LLC. The principal address of Michael Melby and Gate City Capital Management, LLC is 425 S. Financial Place, Suite 910A, Chicago, IL 60605. Michael Melby and Gate City Capital Management, LLC have the sole power to vote or to direct the vote of 293,011 shares of Common Stock. Michael Melby and Gate City Capital Management, LLC have the sole power to dispose or to direct the disposition of 602,206 shares of Common Stock.

(4)	The information in the table and this footnote is based solely on the Schedule 13D filed jointly by these persons with the Securities and Exchange Commission on May 20, 2021. The principal address of Mr. Dahl is 4314 Pablo Oaks Court, Jacksonville, Florida 32224. The principal address of Ms. Lancaster is 1 Apple Park Way, Cupertino, California 95014. Mr. Dahl has the sole power to vote or to direct the vote and the sole power to dispose or to direct the disposition of 459,782 shares of Common Stock. Mr. Dahl has the shared power to vote or to direct the vote and the shared power to dispose or to direct the disposition of 60,000 shares of Common Stock. Ms. Lancaster has the shared power to vote or to direct the vote and the shared power to dispose or to direct the disposition of 60,000 shares of Common Stock.

(5)	Other than the number of deferred common share units owned by Mr. Robotti, the information in the table and in this footnote is based solely on information received from Mr. Robotti. The following table sets forth information regarding the beneficial ownership of Common Stock by Robert E. Robotti, Robotti & Company, Incorporated (“R&CoI”), Robotti Securities, LLC (“RS”) and Robotti & Company Advisors, LLC (“R&CoA”), each of 60 East 42nd Street, Suite 3100, New York, NY 10165, and Kenneth R. Wasiak, Ravenswood Management Company, L.L.C. (“RMC”), The Ravenswood Investment Company, L.P. (“RIC”) and Ravenswood Investments III, L.P. (“RI”), each of 104 Gloucester Road, Massapequa, NY 11758.

Beneficial Owner	Shares Owned Beneficially
Robert E. Robotti	518,304	(a),(b),(c),(d),(e)
R&CoI	503,594	(a),(b)
RS	3,040	(a)
R&CoA	500,554	(b)
Kenneth R. Wasiak	284,753	(c),(d)
RMC	284,753	(c),(d)
RIC	155,550	(c)
RI	129,203	(d)

(a)	Each of Mr. Robotti and R&CoI share with RS the power to vote or direct the vote, and the power to dispose or direct the disposition, of 3,040 shares of Common Stock owned by the discretionary customers of RS.

(b)	Each of Mr. Robotti and R&CoI share with R&CoA the power to vote or to direct the vote, and the power to dispose or direct the disposition, of 500,554 shares of Common Stock owned by the advisory clients of R&CoA.

(c)	Each of RMC and Messrs. Robotti and Wasiak share with RIC the power to vote or direct the vote, and the power to dispose or direct the disposition, of 155,550 shares of Common Stock owned by RIC.

(d)	Each of RMC and Messrs. Robotti and Wasiak share with RI the power to vote or to direct the vote, and the power to dispose or direct the disposition, of 129,203 shares of Common Stock owned by RI.

(e)	Includes 14,710 deferred common share units issued to Mr. Robotti, where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow Mr. Robotti’s termination of service as a director of the Company.

(6)	Includes 15,923 deferred common share units, where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow Mr. Cloues’ termination of service as a director of the Company.

(7)	Includes 2,000 restricted shares of Common Stock that will vest on July 7, 2022, 2,500 restricted shares of Common Stock that will vest on July 11, 2022, 2,000 restricted shares of Common Stock that will vest on July 17, 2022, 2,000 restricted shares of Common Stock that will vest on July 7, 2023, 2,000 restricted shares of Common Stock that will vest on July 17, 2023 and 2,000 restricted shares of Common Stock that will vest on July 7, 2024, subject in each case to the continued employment of Mr. Vitale on each vesting date.

(8)	Includes 833 restricted shares of Common Stock that will vest on July 7, 2022, 1,000 restricted shares of Common Stock that will vest on July 15, 2022, 833 restricted shares of Common Stock that will vest on July 7, 2023, 1,000 restricted shares of Common Stock that will vest on July 15, 2023 and 834 restricted shares of Common Stock that will vest on July 7, 2024, subject in each case to the continued employment of Ms. Uleau on each vesting date.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

The Board is a classified board divided into three classes – Class I, Class II and Class III. Class II and III each consists of one director and Class I consists of two directors. Each director serves for a term expiring at the annual meeting of shareholders held in the third year following the year of his election and until his successor is elected and qualified. At this Annual Meeting, two Class I directors will be elected to serve until the 2024 annual meeting of shareholders and until their successors are elected and qualified, except in the event of any such director’s earlier death, resignation or removal. The terms of office of the Class II and Class III directors will expire at the annual meetings of shareholders to be held in 2022 and 2023, respectively, upon the election and qualification of their successors, except in the event of any such director’s earlier death, resignation or removal.

At the recommendation of its Nominating and Corporate Governance Committee, the Board is nominating Edward B. Cloues, II and Christopher V. Vitale, who are the incumbent Class I directors, for election at the Annual Meeting. Although the Board does not expect that either of the persons nominated will be unable to serve as a director, should either of them become unavailable it is intended that the shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee or nominees designated by the Board or, in the discretion of the Board, the position or positions may be left vacant.

The Company believes that its directors have the qualifications and skills necessary to serve as directors of the Company. The following information relates to the nominees of the Board for election and the other directors of the Company.

Nominees to serve until the 2024 Annual Meeting of Shareholders (Class I):

EDWARD B. CLOUES, II, age 73, has been a director of the Company since 1994 and currently serves as the Chairman of the Board.  Mr. Cloues serves as the Vice Chairman of the Board of Trustees of Virtua Health, Inc., a non-profit hospital and healthcare system, where he chairs the Finance and Investment Committee, is a member of the Compensation Committee and the Executive/Strategy Committee and is a member and past Chairman of the Audit Committee. He served as a director of Hillenbrand, Inc., a diversified global industrial company, from 2010 to February 2021. Mr. Cloues also served as Chairman of the Board of Penn Virginia Corporation, an oil and gas exploration and development company, from 2011 to September 2016 and as the interim Chief Executive Officer of Penn Virginia Corporation from October 2015 to September 2016 during the Board-led reorganization of that company, including a chapter 11 filing under the U.S. Bankruptcy Code in May 2016 and the emergence from chapter 11 in September 2016 pursuant to a confirmed plan of reorganization. He also served as a director (since 2003) and Chairman of the Board (since 2011) of PVR GP, LLC, the General Partner of PVR Partners, L.P., a pipeline and natural resources master limited partnership, until its sale in 2014.  Mr. Cloues was also a director, the Chairman of the Board and the Chief Executive Officer of K-Tron International, Inc., a material handling equipment manufacturer, from 1998 until its sale in 2010.  Prior to 1998, Mr. Cloues was a law firm partner at a major global law firm where he specialized in mergers and acquisitions and other business law matters.  That law firm experience combined with the experience gained from his former 12 year chief executive position with K-Tron International, Inc., which had been publicly held prior to its sale, has given him a strong background in dealing with complex business transactions and general management issues.  Additionally, he brings to the Board a broad understanding of governance, audit and compensation issues as a result of his service on several other public company boards.

CHRISTOPHER V. VITALE, age 45, has been President and Chief Executive Officer of the Company since September 2017. From 2014 to September 2017, Mr. Vitale was Executive Vice President, Chief Administrative Officer and General Counsel of the Company and, from 2013 to 2014, he was Vice President and General Counsel of the Company. From 2012 to 2013, Mr. Vitale was Vice President, Legal at Franklin Square Holdings, L.P. and, from 2011 to 2012, he was Assistant Vice President, Legal at Franklin Square Holdings, L.P., a national sponsor and distributor of investment products, where he was responsible for securities matters, corporate governance and general corporate matters. During 2011, Mr. Vitale was the Chief Administrative Officer at WorldGate Communications, Inc. (“WorldGate”), and from 2009 to 2011 he was Senior Vice President, General Counsel and Secretary at WorldGate, a provider of digital voice and video phone services and video phones. In 2012, WorldGate filed a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. Prior to joining WorldGate, Mr. Vitale was an attorney with the law firms of Morgan, Lewis & Bockius LLP and Sullivan & Cromwell LLP. Mr. Vitale’s qualifications to serve on the Board include his in-depth knowledge of the Company in connection with his position as President and Chief Executive Officer of the Company, and his law firm and in-house legal experience has given him a strong background in board and governance issues, as well as securities and complex business transactions.

Director continuing in office until the 2022 Annual Meeting of Shareholders (Class II):

ROBERT E. ROBOTTI, age 68, has been a director of the Company since September 2016. Mr. Robotti has been the president of Robotti & Company Advisors, LLC (a registered investment advisor) and Robotti Securities, LLC, FKA Robotti & Company, LLC (a registered broker-dealer), and their predecessors, since 1983. He has been the managing member of Ravenswood Management Company, LLC (and its predecessor) since 1980, which serves as the general partner of The Ravenswood Investment Company, L.P. and Ravenswood Investments III, L.P. Mr. Robotti served as a portfolio manager of Robotti Global Fund, LLC, a global equity fund, from 2007 to March 2015. He currently serves as a director and Chairman of the Board of Pulse Seismic Inc., a seismic data licensing business, and has held these positions for more than the past five years. Mr. Robotti has also served as a director of PrairieSky Royalty Ltd., a petroleum and natural gas royalty-focused company, since October 2019 and of Tidewater Inc., an owner and operator of offshore support vessels providing offshore energy transportation services, since June 2021. Mr. Robotti was a director of Panhandle Oil & Gas Company, a diversified mineral company, from 2004 to May 2020 and a director of BMC Building Materials Holding Corporation from 2012 to 2015. Mr. Robotti was a member of the SEC’s Advisory Committee of Smaller Public Companies from 2005 to 2006 and also served on its corporate governance subcommittee. He has an MBA in Accounting and was a certified public accountant earlier in his career, which license is currently inactive. Mr. Robotti’s qualifications to serve on the Board include his extensive experience in the investment business as the founder, chief executive officer, chairman and controlling owner of a registered investment advisor and a registered broker-dealer, and their predecessors, and as the manager of several investment partnerships. Additionally, he brings to the Board a broad understanding of governance, audit and compensation issues as a result of his service on several other public company boards.

Director continuing in office until the 2023 Annual Meeting of Shareholders (Class III):

ALBERT V. RUSSO, age 67, has been a director of the Company since 1996.  Mr. Russo is the Managing Partner of real estate entities 401 Broadway Building, Russo Associates and Pioneer Realty and has held these positions for more than the past five years.  Mr. Russo has been involved in the ownership and management of commercial real estate for more than 25 years and contributes to the Board his specialized knowledge of the real estate business.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE TWO CLASS I NOMINEES.

PROPOSAL NUMBER 2

ADVISORY VOTE ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended, the Company’s shareholders are entitled to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission. The compensation paid to the Company’s named executive officers subject to the vote is disclosed in the compensation table and related narrative disclosure contained in this Proxy Statement.

The Board is asking the shareholders to indicate their support for the compensation paid to the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “For” the following resolution:

“RESOLVED, that the shareholders of AMREP Corporation hereby APPROVE, on a nonbinding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation table and narrative discussion disclosed therein.”

Because the vote is advisory, it is not binding on the Board or the Company. In accordance with the Dodd-Frank Act, the vote to approve the compensation of the Company’s named executive officers shall not be construed: (i) as overruling any decision by the Company or the Board; (ii) to create or imply any change in the fiduciary duties of the Company or the Board; or (iii) to create or imply any additional fiduciary duties for the Company or the Board. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation and Human Resources Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

At the most recent annual meeting of shareholders held on September 10, 2020, the Company’s shareholders voted not to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the proxy statement for that meeting dated July 31, 2020. The Company received a significant number of votes against approving this compensation primarily from two large beneficial shareholders of the Company. The Chairman of the Board and the Chairman of the Compensation and Human Resources Committee reached out to these shareholders to receive feedback and better understand the reasons for the negative vote. In response, one of the shareholder’s expressed reasons for the negative vote was concern primarily about the level of board compensation and secondarily the lack of disclosed performance metrics for determining executive incentive compensation. The other beneficial shareholder had passed away following the annual meeting held in September 2020 and his estate did not express any reason for the negative vote. With respect to these objections, the Company believes that the objection to the level of board compensation is not relevant to the approval of the compensation paid to the Company’s named executive officers. In addition, the Company notes that its two named executive officers in fiscal 2021 received in July 2020 aggregate bonuses of $75,000 and an aggregate of 9,000 restricted shares of Common Stock and that its three named executive officers in fiscal 2020 received in July 2019 aggregate bonuses of $86,000 and an aggregate of 9,000 restricted shares of Common Stock. In addition, although the Company reported a net loss of $5,903,000 in fiscal 2020, the net loss included a non-cash pre-tax pension settlement charge of $2,929,000 due to the payment of lump sum payouts of pension benefits to former employees and net non-cash pre-tax impairment charges on other assets of $5,046,000 in connection with the termination of certain real estate leases to a former business segment. In fiscal 2019, the Company reported a net loss from continuing operations of $2,465,000 and net income from discontinued operations of $3,992,000.

Advisory approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NUMBER 3

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has appointed the firm of Marcum LLP, certified public accountants, as the independent registered public accounting firm to make an examination of the consolidated financial statements of the Company for its fiscal year ending April 30, 2022, and the Board of Directors and the Audit Committee recommend that the shareholders ratify this appointment. Marcum LLP has served as the independent registered public accounting firm of the Company since December 2017. A representative of Marcum LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

While shareholder ratification of the appointment of the Company’s independent registered public accounting firm is not required, the Company values the opinions of its shareholders and believes that shareholder ratification of the appointment of the Company’s independent registered public accounting firm is a good corporate governance practice. If a majority of the votes cast at the Annual Meeting are against ratification of Marcum LLP, the Audit Committee will reconsider whether to retain Marcum LLP and may retain that firm or another firm without resubmitting the matter to the Company’s shareholders. If the shareholders fail to ratify the selection, the Audit Committee will seek to understand the reasons that the shareholders did not ratify its selection of Marcum LLP. The Audit Committee will be under no obligation, however, to select a new independent auditor. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of the Company’s shareholders.

Audit Fees

The following table sets forth certain information concerning the fees of Marcum LLP for fiscal years 2021 and 2020. The reported fees, except the Audit Fees, are amounts billed to the Company in the indicated fiscal years. The Audit Fees are for services for those fiscal years.

	Fiscal Year Ended April 30,
	2021	2020
Audit Fees(1)	$118,450	$142,192
Audit-Related Fees(2)	-	2,575
Tax Fees	-	-
All Other Fees	-	-
Total	$118,450	$144,767

(1)	Consists of fees for the audit of the annual financial statements included in the Company’s annual report on Form 10-K and reviews of the unaudited financial statements included in the Company’s quarterly reports on Form 10-Q.

(2)	Consists of fees for the audits of employee benefit plans.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit services to be provided by the independent registered public accounting firm and, separately, all permitted non-audit services to be performed by the independent registered public accounting firm.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Governance Standards

The Company’s Common Stock is listed on the New York Stock Exchange, and the Company is subject to the New York Stock Exchange’s Corporate Governance Standards (the “Governance Standards”). The Governance Standards, among other things, generally require a listed company to have independent directors within the meaning of the Governance Standards as a majority of its board of directors and for the board to have a nominating/corporate governance committee, an audit committee and a compensation committee, each composed entirely of independent directors.

Based principally on their responses to questions to these persons regarding the relationships addressed by the Governance Standards and discussions with them, the Board has determined that other than his service as a director, each of Edward B. Cloues, II, Robert E. Robotti and Albert V. Russo has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, and, therefore, meets the director independence requirements of the Governance Standards.

As required by the Governance Standards, the Board has adopted Corporate Governance Guidelines (the “Guidelines”) that address various matters involving the Board and the conduct of its business. The Board has also adopted a Code of Business Conduct and Ethics setting forth principles of business conduct applicable to the directors, officers and employees of the Company. The Guidelines and Code of Business Conduct and Ethics, as well as the charters of the Board’s Nominating and Corporate Governance Committee, Audit Committee and Compensation and Human Resources Committee, may be viewed under “Corporate Governance” on the Company’s website at www.amrepcorp.com, and written copies will be provided to any shareholder upon written request to the Company at AMREP Corporation, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083, Attention: Corporate Secretary. The Company intends to disclose on its website any amendment to or waiver of any provision of the Code of Business Conduct and Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company’s Insider Trading Policy, which applies to all employees and directors, includes, among other provisions, a prohibition of any hedging or monetization transactions involving the Company’s securities.

Directors are expected to attend Annual Meetings of Shareholders. Due to the COVID-19 pandemic, none of the directors attended last year’s Annual Meeting. The Board held six meetings during the last fiscal year. All of the directors attended all of the meetings held during the last fiscal year of the Board and its Committees of which they were members. Pursuant to the Guidelines, the Board has established a policy that the non-management directors meet in executive session at least twice per year and that the independent directors also meet in executive session at least twice per year. The Chairman of the Board (currently, Edward B. Cloues, II), if in attendance, will be the presiding director at each such executive session; otherwise, those attending may select a presiding director.

Any shareholder or other interested person wishing to communicate with the Board or any of the directors may send a letter addressed to the member or members of the Board to whom the communication is directed in care of AMREP Corporation, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083, Attention: Corporate Secretary. All such communications will be forwarded to the specified addressee(s).

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee that operates under a written charter adopted by the Board. Each member of the Nominating and Corporate Governance Committee is required to be an independent director, as defined by the Governance Standards. The members of this Committee are Messrs. Cloues (Chairman), Robotti and Russo, each of whom has been determined by the Board to be an independent director within the meaning of the Governance Standards. This Committee reports regularly to the Board concerning its activities. The Nominating and Corporate Governance Committee held four meetings during the last fiscal year.

The duties of the Nominating and Corporate Governance Committee include identifying individuals the Committee considers qualified to be elected Board members consistent with criteria approved by the Board, and recommending persons to be nominated by the Board for election by the shareholders. When considering a nominee for election as a director, the Committee considers the experience, skills and knowledge of business and management practices a candidate may possess and the perspective he or she may bring to the Board, and employs criteria calling for, among other things, personal and professional integrity, good judgment, a high level of ability and business acumen, and experience in the Company’s industries, as well as the ability of the nominee to devote sufficient time to performing his or her duties on the Board in an effective manner. Although the Committee has no specific policy regarding the diversity of the membership of the Board, it is the objective of the Committee that the Board be comprised of persons of diverse backgrounds such that as a unit the members of the Board will possess the necessary skills to appropriately discharge their responsibilities as the Company’s directors. The Committee is also responsible for periodically reviewing and recommending changes to the Guidelines and for overseeing the Company’s corporate governance practices.

The Nominating and Corporate Governance Committee will consider candidates for director recommended by shareholders on the same basis as any other proposed nominees. Any shareholder desiring to propose a candidate for selection as a nominee of the Board for election at the 2022 Annual Meeting of Shareholders may do so by sending a written communication no later than May 1, 2022 to the Nominating and Corporate Governance Committee, AMREP Corporation, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083, Attention: Corporate Secretary, identifying the proposing shareholder, specifying the number of shares of Common Stock held by such shareholder and stating the name and address of the proposed nominee and the information concerning such person that the regulations of the Securities and Exchange Commission require be included in a proxy statement relating to such person’s proposed election as a director.

Audit Committee

The Board has an Audit Committee that operates under a written charter adopted by the Board. Each member of the Audit Committee is required to be an independent director, as defined by the Governance Standards. The members of this Committee are Messrs. Cloues (Chairman), Robotti and Russo, each of whom has been determined by the Board to be an independent director within the meaning of the Governance Standards. The Board has also determined that Mr. Robotti qualifies as an audit committee financial expert within the meaning of Securities and Exchange Commission regulations. This Committee reports regularly to the Board concerning its activities. The Audit Committee held four meetings during the last fiscal year.

The duties of the Audit Committee include (i) appointing the Company’s independent registered public accounting firm, approving the services to be provided by that firm and its compensation and reviewing that firm’s independence and performance of services, (ii) reviewing the scope and results of the yearly audit by the independent registered public accounting firm, (iii) reviewing the Company’s system of internal controls and procedures, (iv) reviewing with management and the independent registered public accounting firm the Company’s annual and quarterly financial statements, (v) reviewing the Company’s financial reporting and accounting standards and principles and (vi) overseeing the administration and enforcement of the Company’s Code of Business Conduct and Ethics. In addition to the Audit Committee’s responsibilities set forth above, the Audit Committee has, pursuant to its charter, primary responsibility for the oversight of risks that could affect the Company.

Compensation and Human Resources Committee

The Board has a Compensation and Human Resources Committee that operates under a written charter adopted by the Board. Each member of the Compensation and Human Resources Committee is required to be an independent director, as defined by the Governance Standards. The members of this Committee are Messrs. Robotti (Chairman), Cloues and Russo, each of whom has been determined by the Board to be an independent director within the meaning of the Governance Standards. This Committee reports regularly to the Board concerning its activities. During the last fiscal year, the Compensation and Human Resources Committee held two meetings.

The Compensation and Human Resources Committee is responsible for reviewing and approving corporate goals and objectives applicable to the Company’s chief executive officer and determining his compensation and that of the Company’s other executive officers and making recommendations to the Board concerning other matters relating to executive officer and director compensation. With respect to salaries, bonuses and other compensation and benefits, the decisions and recommendations of the Compensation and Human Resources Committee are subjective and are not based on any list of specific criteria. In the past, factors influencing the Committee’s decisions regarding executive salaries have included the Committee’s assessment of the executive’s performance and any changes in functional responsibility. In determining the salary to be paid to a particular individual, the Committee applies these and other criteria, while also using its best judgment of compensation applicable to other executives holding comparable positions both within the Company and at other companies. Executive officers of the Company do not play a role in determining their compensation. Neither the Board nor the Committee has engaged compensation consultants for the purposes of determining or advising upon executive or director compensation.

Risk Oversight

The Board is actively involved in risk oversight and management of risk. The Board has ultimate responsibility for the oversight of risks facing the Company and for the management of those risks, including overseeing cybersecurity and other information technology security matters, with the Audit Committee conducting preliminary evaluations of risk and addressing risk prior to review by the Board. The Audit Committee considers and reviews with management the Company’s internal control processes. The Audit Committee also considers and reviews with the Company’s independent registered public accounting firm the adequacy of the Company’s internal controls, including the processes for identifying significant risks or exposures, and elicits recommendations for the improvement of such procedures where needed. In addition to the Audit Committee’s role, the full Board is involved in the oversight and administration of risk and risk management practices by overseeing members of senior management in their risk management capacities. Members of the Company’s senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Chairman of the Board or the Board as a whole. Members of the Company’s senior management have an open line of communication to the Chairman of the Board and the Board as a whole and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors, the Chairman of the Board or the Audit Committee as matters requiring attention arise.

In furtherance of its risk oversight responsibilities, the Board has evaluated the Company’s overall compensation policies and practices for its employees to determine whether such policies and practices create incentives that could reasonably be expected to affect the risks faced by the Company and its management, has further assessed whether any risks arising from these policies and practices are reasonably likely to have a material adverse effect on the Company, and has concluded that the risks arising from the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

No Material Proceedings

As of August 3, 2021, there are no material proceedings to which any director, executive officer or affiliate of the Company or any owner of more than five percent of the Common Stock, or any associate of any of the foregoing, (i) is a party adverse to the Company or any of its subsidiaries or (ii) has a material interest adverse to the Company or any of its subsidiaries.

EXECUTIVE OFFICERS

For information with respect to executive officers, see “Information about the Company’s Executive Officers” in Part I of the Company’s Annual Report on Form 10-K for the year ended April 30, 2021, filed pursuant to the Securities Exchange Act of 1934, as amended.

COMPENSATION OF EXECUTIVE OFFICERS

The following table contains summary information regarding the compensation of the Company’s executive officers as required by Item 402(n) of Regulation S-K.

Summary Compensation Table
		Salary	Bonus	Stock Awards(2)	All Other Compensation(3)	Total
Name and Principal Position	Year(1)	($)	($)	($)	($)	($)
Christopher V. Vitale President and Chief Executive Officer of the Company	2021 2020	325,000 325,000	60,000 60,000	27,600 47,588	13,710 3,705	426,310 436,293

Adrienne M. Uleau(4) Vice President, Finance and Accounting of the Company	2021 2020	150,000 112,642	15,000 11,000	14,100 -	4,947 1,450	184,047 125,092

(1)	The year references are to the fiscal years ended April 30.

(2)	The amounts indicated represent the grant date fair value related to awards of restricted stock granted during fiscal 2021 and fiscal 2020 computed in accordance with stock-based accounting rules (Financial Accounting Standards Board Accounting Standards Codification Topic 718). The determination of this value is based on the methodology set forth in Note 11 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2021.

(3)	The amounts reported include payment of life insurance premiums and matching contributions to the Company’s Simple IRA plan.

(4)	Ms. Uleau was appointed Vice President, Finance and Accounting of the Company effective as of March 17, 2020.

Outstanding Equity Awards at April 30, 2021
	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested(1) ($)
Christopher V. Vitale	26,000	(2)	278,200
Adrienne M. Uleau	3,000	(3)	32,100

(1)	Value is based on the closing price per share of Common Stock of $10.70 on April 30, 2021, as reported on the New York Stock Exchange.

(2)	15,000 restricted shares of Common Stock that will vest on July 10, 2021, 2,500 restricted shares of Common Stock that will vest on July 11, 2021, 2,000 restricted shares of Common Stock that will vest on July 17, 2021, 2,500 restricted shares of Common Stock that will vest on July 11, 2022, 2,000 restricted shares of Common Stock that will vest on July 17, 2022 and 2,000 restricted shares of Common Stock that will vest on July 17, 2023, subject in each case to the continued employment of Mr. Vitale on each vesting date.

(3)	1,000 restricted shares of Common Stock that will vest on July 15, 2021, 1,000 restricted shares of Common Stock that will vest on July 15, 2022 and 1,000 restricted shares of Common Stock that will vest on July 15, 2023, subject in each case to the continued employment of Ms. Uleau on each vesting date.

On July 7, 2021, the Company awarded Mr. Vitale a cash bonus of $100,000 and 6,000 restricted shares of Common Stock that vest one-third on July 7, 2022, one-third on July 7, 2023 and one-third on July 7, 2024, subject to the continued employment of Mr. Vitale on each vesting date. On July 7, 2021, the Company awarded Ms. Uleau a cash bonus of $40,000 and 2,500 restricted shares of Common Stock that vest as follows: 833 shares on July 7, 2022, 833 shares on July 7, 2023 and 834 shares on July 7, 2024, subject to the continued employment of Ms. Uleau on each vesting date.

Other than as described below, the Company’s executive officers are not subject to agreements or other arrangements that provide for payments upon a change in control of the Company and the Company’s policies for severance payments upon termination of employment apply to the executive officers on the same basis as the Company’s other salaried employees. The Compensation and Human Resources Committee retains the discretion to enter into severance agreements with individual executive officers on terms satisfactory to it. Under the terms of the AMREP Corporation 2016 Equity Compensation Plan and subject to the provisions of the applicable award agreement, restrictions on certain awards under the AMREP Corporation 2016 Equity Compensation Plan shall automatically lapse upon a change in control of the Company.

COMPENSATION OF DIRECTORS

Compensation for the non-employee members of the Board is approved by the Board, which considers recommendations for director compensation from the Company’s Compensation and Human Resources Committee. Compensation provided to the non-employee members of the Board is as follows:

•	Each non-employee member of the Board is paid an annual cash fee of $30,000 in equal quarterly installments.

•	On the last trading day of each calendar year, each non-employee member of the Board will be issued the number of deferred common share units of the Company under the AMREP Corporation 2016 Equity Compensation Plan equal to $30,000 divided by the closing price per share of Common Stock reported on the New York Stock Exchange on such date.

•	The Chairman of the Audit Committee is paid an annual fee of $7,500 in equal quarterly installments. The Chairman of the Compensation and Human Resources Committee is paid an annual fee of $3,750 in equal quarterly installments. Other members of the Audit Committee and the Compensation and Human Resources Committee are not paid any fee with respect to service on such committees. The members of the Nominating and Corporate Governance Committee, including its Chairman, serve without additional compensation.

•	In addition to the fees described above, Edward B. Cloues, II is paid an annual fee of $95,000 for his services as Chairman of the Board in equal monthly installments.

•	All amounts are pro-rated to reflect any director’s removal or retirement from the Board, any decision that a director not stand for reelection to the Board or any new director being appointed or elected to the Board; provided that, any deferred common share units of the Company that would have been issued on the last trading day of a calendar year to a director who ceased to be a director prior to such issuance date shall be paid in cash rather than as deferred common share units of the Company, where the cash payment will equal the number of shares underlying the pro rata number of deferred common share units that would have been issued to the director multiplied by the closing price per share of Common Stock reported on the New York Stock Exchange on the last trading day of the calendar year.

•	There are no separate meetings fees for the Board or any committee thereof.

The Board believes that significant stock ownership by Board members further aligns their interests with the interests of the Company’s shareholders. Accordingly, each current non-employee director is expected to own at least 30,000 shares of Common Stock of the Company by July 1, 2022 and to maintain such ownership thereafter. Newly elected non-employee directors would be expected to meet this level of ownership within five years of their election to the Board and to maintain such ownership thereafter. Non-employee members of the Board may satisfy the ownership guidelines with Common Stock in these categories: shares owned directly or indirectly and time-vested restricted stock, deferred stock units or restricted stock units. The Board may modify this policy in its discretion.

The following table summarizes the compensation earned by the Company’s directors for fiscal 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Edward B. Cloues, II	132,504	30,000	162,504
Theodore J. Gaasche(3)	30,708	-	30,708
Robert E. Robotti	33,750	30,000	63,750
Albert V. Russo	30,000	30,000	60,000

(1)	The amounts indicated represent the grant date fair value related to awards of deferred common share units during fiscal 2021 computed in accordance with stock-based accounting rules (Financial Accounting Standards Board Accounting Standards Codification Topic 718). The determination of this value is based on the methodology set forth in Note 11 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2021.

(2)	The following table sets forth the number of deferred common share units issued to each director on the last trading day of calendar year 2020 and the total number of deferred common share units outstanding with respect to each director (where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow such director’s termination of service as a director of the Company).

Name	Deferred Common Share Units Issued on the Last Trading Day of Calendar Year 2020	Total Outstanding Deferred Common Share Units
Edward B. Cloues, II	3,512	15,923
Robert E. Robotti	3,512	14,710
Albert V. Russo	3,512	15,923

(3)	Mr. Gaasche’s service as a member of the Board ended on September 4, 2020. The amount paid to Mr. Gaasche includes a cash payment equal to the value of the number of shares underlying the pro rata number of deferred common share units that would have been issued to Mr. Gaasche for his service in calendar year 2020. In addition, Mr. Gaasche was issued 12,411 shares of Common Stock in October 2020 based on an equal number of outstanding deferred common share units previously issued to Mr. Gaasche.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of April 30, 2021 concerning Common Stock of the Company that is issuable under its compensation plans.

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(B) Weighted average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by shareholders	46,566	(1)	-	372,083	(2)
Equity compensation plans not approved by shareholders	-		-	-
Total	46,566		-	372,083

(1)	Represents the number of deferred common share units issued to each director pursuant to the AMREP Corporation 2016 Equity Compensation Plan (where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow such director’s termination of service as a director of the Company).

(2)	Represents shares of Common Stock available for grant under the AMREP Corporation 2016 Equity Compensation Plan less outstanding grants previously made under the plan, the number of shares of Common Stock issued to former directors based on an equal number of outstanding deferred common share units previously issued and the number of shares of Common Stock to be issued pursuant to the deferred common share units described in Column A.

TRANSACTIONS WITH RELATED PERSONS

There are no transactions with related persons that are required to be disclosed under Item 404(a) of Regulation S-K.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2021, there were no interlocking relationships involving the Company’s Board of Directors or Compensation and Human Resources Committee, or the board of directors or compensation committee of any other company, that are required to be disclosed under Item 407 of Regulation S-K.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, officers and holders of more than 10% of its Common Stock to file initial reports of ownership and reports of changes of ownership of the Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the copies of the reports received by the Company and certain written representations from the directors and executive officers, the Company believes that for fiscal 2021, all required Section 16(a) reports were filed on a timely basis.

AUDIT-RELATED MATTERS

The consolidated financial statements of the Company and its subsidiaries included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2021 have been audited by Marcum LLP, an independent registered public accounting firm.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2021 with management, which has primary responsibility for the financial statements. Marcum LLP, as the Company’s independent registered public accounting firm for fiscal 2021, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. The Audit Committee has discussed with Marcum LLP the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Marcum LLP has provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Marcum LLP that firm’s independence. Based on these considerations, the Audit Committee has recommended to the Board that the financial statements audited by Marcum LLP be included in the Company’s Annual Report on Form 10-K for fiscal 2021 for filing with the Securities and Exchange Commission.

The foregoing report is provided by the following directors who constitute the Audit Committee:

Edward B. Cloues, II, Chairman
Robert E. Robotti
Albert V. Russo

Dated: July 7, 2021

OTHER MATTERS

The Board knows of no matters that will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

SOLICITATION OF PROXIES

The Company will bear the cost of this solicitation of proxies. In addition to solicitation of proxies by mail, the Company may reimburse brokers and other nominees for the expense of forwarding proxy materials to the beneficial owners of Common Stock held in their names. Directors, officers and employees of the Company may solicit proxies on behalf of the Board but will not receive any additional compensation therefor.

SHAREHOLDER PROPOSALS

From time to time, shareholders present proposals that may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2022 Annual Meeting of Shareholders and who wish to have such proposals included in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders must be certain that such proposals are received by the Company’s Secretary at the Company’s executive offices, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083, not later than April 1, 2022. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. For any proposal that is not submitted for inclusion in next year’s Proxy Statement but is, instead, sought to be presented directly at the 2022 Annual Meeting of Shareholders, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on June 15, 2022.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries to satisfy delivery requirements for proxy statements and annual reports to shareholders and, if applicable, notices of Internet availability of proxy materials, with respect to two or more shareholders sharing the same address by delivering a single copy of the material addressed to those shareholders. This process, commonly referred to as “householding,” is designed to reduce duplicate printing and postage costs. The Company and some brokers may household notices of Internet availability of proxy materials, annual reports to shareholders and proxy materials, by delivering a single copy of the material to multiple shareholders sharing the same address unless contrary instructions have been received from the affected shareholders.

If a shareholder wishes to receive a separate notice of Internet availability of proxy materials, the annual report to shareholders or proxy statement, or if a shareholder received multiple copies of some or all of these materials and would prefer to receive a single copy in the future, the shareholder should submit a request by phone or in writing to the shareholder’s broker if the shares are held in a brokerage account or, if the shares are registered in the name of the shareholder, to the Company’s transfer agent, Computershare Investor Services, P.O. Box 505008, Louisville, Kentucky 40233-9814, (800) 368-5948.

By Order of the Board of Directors

Christopher V. Vitale, Secretary

Dated: August 3, 2021

AMREP CORPORATION

VOTE

Using a **black ink** pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2 and 3.

	For	Withhold
01 - Edward B. Cloues, II	☐	☐
02 - Christopher V. Vitale	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IMPORTANT ANNUAL MEETING INFORMATION

2021 Annual Meeting of Shareholders of AMREP Corporation

September 9, 2021
9:00 A.M. Eastern Time
Fairfield Inn & Suites
100 Lawrence Road, Broomall, Pennsylvania 19008

**Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.edocumentview.com/axr**

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

AMREP Corporation

Notice of 2021 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — September 9, 2021

Adrienne M. Uleau and Christopher V. Vitale, or each of them acting alone, each with the full power of substitution, are hereby authorized to represent and vote the shares of common stock of the undersigned of AMREP Corporation, with all the powers which the undersigned would possess if personally present, at the 2021 Annual Meeting of Shareholders of AMREP Corporation to be held on September 9, 2021 or at any continuation, postponement or adjournment thereof, on the matters listed on the reverse of this document, and upon all other business or matters as may properly come before said meeting or any continuation, postponement or adjournment thereof.

This proxy is solicited by the Board of Directors of AMREP Corporation. A vote FOR Proposals 1, 2 and 3 is recommended by the Board of Directors. Receipt of the Notice of 2021 Annual Meeting of Shareholders and accompanying Proxy Statement of the Board of Directors is acknowledged.

Shares represented by this proxy will be voted as directed by the shareholder on the reverse of this document. If no such directions are indicated, the proxy holders will have authority to vote FOR Proposals 1, 2 and 3 and, in their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the 2021 Annual Meeting of Shareholders of AMREP Corporation.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.